Exhibit 10.18

February 27, 2024

VIA EMAIL ONLY TO: na@nickayers.com

Mr. Nick Ayers

Partner

C6 Creative Consulting, Inc.

3290 Northside Parkway, Suite 675

Atlanta, GA 30327

Reference: Consulting Agreement

Amendment to Agreement

This contract amendment (the “Amendment”) is made between PSQ Holdings, Inc., a Delaware corporation, (the “Company”) and C6 Creative Consulting, Inc., a Georgia corporation, through its employee, Nick Ayers (“C6,” or “you”). This amendment is to the Agreement originally dated November 14th, 2023.

The contract is amended as follows:

Section 3(a) of the Original Agreement is amended to reduce the monthly fixed fee of $30,000 to $15,000.

Section 3(b) of the Original Agreement is amended to remove the RSU grant of 60,000 RSUs set to vest on May 3, 2024.

Section 3(b) is effective immediately, and 3(a) will be effective April 1, 2024.

These changes are the only changes to the original contract. The entire remainder of the original contract remains in full force. This amendment shall be effective once signed by both parties.

This amendment shall be signed by the following:

PSQ HOLDINGS, INC.:		C6 Creative Consulting, Inc.:

By:	/s/ Michael Seifert	By:	/s/ Nick Ayers
Title:	CEO & President at PSQ Holdings Inc.	Title:	Managing Partner
Dated:	2/27/2024	Dated:	2/27/2024